Exhibit 10.28
AMENDMENT NO. 1 TO
NOTE PURCHASE AGREEMENT
     This Amendment No. 1 (the “Amendment”) to the Note Purchase Agreement, dated as of December 11, 2009 (the “Purchase Agreement”), by and among Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the investors listed on the Schedule of Purchasers thereto (the “Investors”) is made as of February 24, 2010. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.
RECITALS
     WHEREAS, the Company and the Investors desire to amend the Purchase Agreement to amend the definition of IPO under the Purchase Agreement;
     WHEREAS, Section 10.8 of the Purchase Agreement provides that the Purchase Agreement may be amended with the written consent of the Company and the Required Note Holders; and
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree as follows:
AGREEMENT
     1. Paragraph 1(k) of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:
     “(k) “IPO” shall mean the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the offer and sale of Common Stock for the account of the Company in which the aggregate net proceeds to the Company (after underwriting discounts, commissions and fees) are at least $20,000,000.”
     2. This Amendment shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof.
     3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     4. Except as specifically amended hereby, each of the Purchase Agreement and the Escrow Agreement shall remain in full force and effect.
(Signature Pages Follow)

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

COMPANY: ANTHERA PHARMACEUTICALS, INC.
By:	/s/ Paul F. Truex
Paul F. Truex
President and Chief Executive Officer

SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT TO NOTE PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.
VANTAGEPOINT VENTURE PARTNERS IV, L.P.
VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By: VantagePoint Venture Associates IV,
L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman
Title:	Managing Member
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT TO NOTE PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

INVESTORS:

SOFINNOVA VENTURE PARTNERS VI, L.P.,

as nominee for
SOFINNOVA VENTURE PARTNERS VI, L.P.
SOFINNOVA VENTURE PARTNERS VI GMBH CO. K.G.
SOFINNOVA VENTURE AFFILIATES VI, L.P.

By: Sofinnova Management VI, LLC
its General Partner

By:	/s/ James Healy
Name:	James Healy
Title:	Managing Member
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT TO NOTE PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

INVESTORS:

A. M. PAPPAS LIFE SCIENCE VENTURES III, L.P.

By: AMP&A Management III, LLC

By:	/s/ Ford S. Worthy

Name:	Ford S. Worthy

Title:	Partner & CFO

PV III CEO FUND, L.P.

By: AMP&A Management III, LLC

By:	/s/ Ford S. Worthy

Name:	Ford S. Worthy

Title:	Partner & CFO

SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT TO NOTE PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

INVESTORS:

CAXTON ADVANTAGE LIFE SCIENCES FUND, L.P.

By: Caxton Advantage Venture Partners, L.P.,
Its General Partner

By: Advantage Life Science Partners, LLC,
its Managing Partner

By:	/s/ A. Rachel Leheny
Name:	A. Rachel Leheny
Title:	Member
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT TO NOTE PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

INVESTORS:

HBM BIOCAPITAL

HBM BioCapital (EUR) L.P.
By:	HBM BioCapital Ltd.
Its:	General Partner

/s/ John Arnold

By:	John Arnold
Its:	Chairman & Managing Director

HBM BioCapital (USD) L.P.
By:	HBM BioCapital Ltd.
Its:	General Partner

/s/ John Arnold

By:	John Arnold
Its:	Chairman & Managing Director
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT TO NOTE PURCHASE AGREEMENT